November 15, 2001

Hilliard Lyons Growth Fund

Dear Shareholders:

As America consoles its collective heart from the piercing wound inflicted on September 11th, stock prices have staged a surprising and notable rebound from recent lows. This rally has come at an important time in our history as all Americans confront new social and economic realities. For the quarter ending September 30, the Standard & Poors 500 Index fell 14.7%, marking the fifth time in six quarters that the venerable index fell in value. The Dow Jones Industrial Average declined 15.4% during the quarter while the Fund fell 12.9%.

The recent rally has caught many casual and professional observers of our capital markets by surprise. Although we do not play the timing game, we understand why folks are puzzled with this rebound given the constant flow of bad news about the economy. University of Chicago economist Frank Knight made a career studying the behavior of humans during times of uncertainty. One of his conclusions is that when bad news is ubiquitous, it is common for people to believe that the worse case scenario is the only scenario.

We have stayed the charted course and maintained a fully invested portfolio during these volatile times because there is some discreet, yet significant, economic data that suggests things are not as bad as the talking heads want us to believe. Driving this cautious optimism are lower interest rates, lower taxes and lower energy prices. Each of these three trends provides more disposable income for consumers and businesses.

Lower interest rates allow consumers to refinance home mortgages and businesses to borrow at a reduced cost, providing more disposable income to be spent on additional goods and services. Lower taxes help everybody because they spur more investment, spending and savings. Energy costs are one of the most significant expenditures for both individuals and businesses. The 35% drop in oil prices over the last year is arguably the single most positive economic event impacting our economy today.

There is a lot of talk about the rising number of unemployed, but this rarely puts the economy into a recession. The driving force behind the last three recessions (1973-75, 1979-82 and 1990-91) was higher oil prices. Tobias M. Levkovich, Chief Equity Strategist for Salomon Smith Barney, estimates the average American household that earns $40,000 and has two cars spends $5500 annually on gas and electricity. This means after income taxes, the average household spends nearly 20% of its earned income on energy. When oil prices double, the budget of the average American family gets crushed. The reverse occurs when prices decline significantly. The recent drop in oil prices has added an estimated $200 billion to discretionary consumer spending capacity. By comparison, the loss of 1 million jobs to unemployment may reduce spending capacity by $30 billion.

High consumer debt and high housing prices are cited as significant obstacles to a stronger economy. Interesting, though, is that peaks in consumer credit growth have historically coincided with troughs in the equity markets. The market turns as consumers pay down their debt levels in anticipation of better days when the consumer will have excess spending capacity. Moreover, the average homeowner holds over 40% equity in his home and has excess borrowing capacity to pay down high cost consumer credit with cheaper mortgage credit. National home prices, while strong over the last 18 months (up 9%), have under performed money market funds over the last seven years. We acknowledge that there are pockets in which real estate prices appear excessive, but this data hardly supports the notion that housing is a bubble ready to burst.

Third quarter Gross Domestic Product fell 0.4%, a surprisingly strong showing given the events of September 11th. Excluding the events of September 11th, GDP would have increased more than 1% during the third quarter. Driving this surprisingly positive data is a surge in productivity. Growth in productivity is vital to a strong economy because it means we are producing more with what we have. More importantly, productivity gains during periods of slow economic activity enable companies to avoid further cuts in labor and capital investments.

All of this is not to say that the economy is strong, because that would be wrong. However, the downturn in the economy has been preceded and accompanied by declining stock prices. The 30% decline in equity valuations over the last 18 months generally reflects the dismal economic conditions we see today. History shows that when the economy is in its darkest hour, the markets muster up the courage to look forward to a new day of growth and prosperity. We believe Americans have the will, the courage and perseverance to meet all challenges to protect the freedom and opportunity this great nation affords each of us. The trail will not always be paved--or even marked--but we will find our way to ensure our children inherit a society that is free, prosperous and secure.

Sincerely,

[SIGNATURE]                                Shawn J. Ridley
Donald F. Kohler                           Portfolio Manager
Chairman of the Board and President
[SIGNATURE]

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

COMMON
 STOCKS --
  99.7%
------------

                                                                       Market
 Shares    Company                                                      Value
--------------------------------------------------------------------------------
           CAPITAL GOODS -- 13.7%
           ---------------------------------------------------------------------
 154,000   Dover Corp.............................................   $ 4,636,940
  39,000   General Electric Co....................................     1,450,800
  40,000   Tyco International Ltd.................................     1,820,000
                                                                     -----------
                                                                       7,907,740
           CONSUMER DURABLE -- 15.2%
           ---------------------------------------------------------------------
  58,000   Donaldson Inc..........................................     1,671,560
  75,000   Interpublic Group Cos Inc..............................     1,530,000
  90,000   Harley-Davidson Inc....................................     3,645,000
  30,000   Omnicom Group..........................................     1,947,000
                                                                     -----------
                                                                       8,793,560
           CONSUMER NON-DURABLE -- 1.7%
           ---------------------------------------------------------------------
  30,000   Lauder Estee Cos. Inc. CL A............................       994,500
                                                                     -----------
                                                                         994,500
           FINANCIAL -- 34.6%
           ---------------------------------------------------------------------
  70,000   American International Group Inc.......................     5,460,000
      50** Berkshire Hathaway Inc.................................     3,500,000
  80,000   Cincinnati Financial Corp..............................     3,329,600
  50,000   Federal Home Loan Mortgage Corp........................     3,250,000
  27,000   Fifth Third Bancorp....................................     1,659,960
 100,000   Synovus Financial Corp.................................     2,760,000
                                                                     -----------
                                                                      19,959,560
           HEALTH CARE -- 13.6%
           ---------------------------------------------------------------------
  27,000   Allergan Inc...........................................     1,790,100
  80,000   Johnson & Johnson......................................     4,432,000
  40,000   Pfizer Inc.............................................     1,604,000
                                                                     -----------
                                                                       7,826,100
           RETAIL & SERVICES -- 8.9%
           ---------------------------------------------------------------------
  45,000   CVS Corp...............................................     1,494,000
  43,000   Gannett Inc............................................     2,584,730
  30,000   Walgreen Co............................................     1,032,900
                                                                     -----------
                                                                       5,111,630

                                                                       Market
 Shares    Company                                                      Value
--------------------------------------------------------------------------------
           TECHNOLOGY -- 12.0%
           ---------------------------------------------------------------------
  65,000** Applied Materials Inc..................................   $ 1,848,600
 120,000   Nokia Corp.............................................     1,878,000
 150,000** Solectron Corp.........................................     1,747,500
  40,000   Waters Corp............................................     1,430,800
                                                                     -----------
                                                                       6,904,900
 Total Common Stocks (Cost --
  $38,060,370)...................................................     57,497,990
                                                                     -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.0%
--------------------------------------------------------------------------------

 Principal
 Amount    Description
 --------- -----------
 $600,000  Federal Home Loan
           Bank
           Purchase Yield
           3.203%, due
           10/01/01............       600,000
                                  -----------
           Total U.S.
           Government Agency
           Obligations
           (Amortized Cost --
           $600,000)...........       600,000
                                  -----------
 OTHER ASSETS LESS LIABILI-
 TIES --
 (0.7%).........................     (398,704)
                                  -----------
 TOTAL NET ASSETS...............  $57,699,286
                                  -----------
 Net assets
           Investor A shares...   $47,540,529
           Investor B shares...    10,158,757
                                  -----------
                                  $57,699,286
 Shares of capital stock
           Investor A shares...     1,724,453
           Investor B shares...       376,908
                                  -----------
                                    2,101,361
 Net asset value
           Investor A shares --
            redemption price
           per share...........   $     27.57
                                  -----------
           Investor B shares --
            offering price per
           share*..............   $     26.95
                                  -----------

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
 * Redemption price of Investor B shares varies based on length of time shares are held.
** Non-income producing security.
                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                               September 30, 2001

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

                      ----------------------------------
                             [HILLIARD LYONS LOGO]
                              Third Quarter Report
                               September 30, 2001
                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400
                                 (800) 444-1854
                      ----------------------------------
                                   DIRECTORS

William A. Blodgett, Jr.
                Donald F. Kohler
Stewart E. Conner
                John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman and President
Joseph C. Curry, Jr. -- Vice President, Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40232-2760
(502) 588-8400
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Frost, Brown & Todd PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              FIRST QUARTER REPORT
                               September 30, 2001